EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Continental Beverage and Nutrition Inc. (the "Company") on Form 10-KSB for the year ended February 28, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Sackler, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

      A signed original of this written statement required by Section 906 has been provided to Continental Beverage and Nutrition, Inc. and will be retained by Continental Beverage and Nutrition, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


July 3, 2006                              /s/ David Sackler
                                          ____________________________
                                          David Sackler
                                          Chief Executive Officer and
                                          Chief Financial Officer